T. Rowe Price Capital Appreciation Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

Effective December 7, 2026, the fund will no longer be closed to new investors and new accounts.

Accordingly, effective December 7, 2026, the first sentence under “Purchase and Sale of Fund Shares” in the summary prospectus and Section 1 of the prospectus is deleted in its entirety. In addition, the section entitled “Closed to New Investors” in Section 2 of the prospectus is deleted in its entirety.

The date of this supplement is November 2, 2026.

F72-041 11/2/26